Exhibit 10.9

JOINDER TO SUBORDINATION AND INTERCREDITOR AGREEMENT

This JOINDER TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Joinder”) dated as of the 31st day of January, 2014 from J.A. COSMETICS US, INC., a Delaware corporation (“J.A. Cosmetics”), JA COSMETICS RETAIL, INC., a New York corporation (“JA Cosmetics Retail”), JA 741 RETAIL CORP., a New York corporation (“JA 741 Retail”) and JA 139 FULTON STREET CORP., a New York corporation (“JA 139 Fulton”; and with J.A. Cosmetics, JA Cosmetics Retail, JA 741 Retail and JA 139 Fulton, each a “New Obligor” and collectively, the “New Obligors”), to BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago office, as Administrative Agent for all Senior Lenders under the Subordination Agreement referred to below, and to the JUNIOR CREDITORS referred to below. Capitalized terms used but not defined herein shall have the meaning set forth in the Subordination Agreement referred to below.

RECITALS:

A. (i) J.A. Cosmetics Holdings, Inc., a Delaware corporation (“Initial Borrower”; Initial Borrower is sometimes referred to herein as the “Existing Obligor”), has entered into that certain Credit Agreement dated as of January 31, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”) with Administrative Agent, the Senior Lenders and the other Loan Parties from time to time party thereto and (ii) Initial Borrower has entered into that certain Second Lien Credit Agreement dated as of January 31, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Junior Credit Agreement”) with U.S. Bank National Association as collateral agent (the “Junior Agent”) for the lenders from time to time party to the Junior Credit Agreement and each other holder of Junior Debt from time to time, PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund, LP (each a “Junior Lender” and, collectively, the “Junior Lenders”; the Junior Lenders and the Junior Agent are each sometimes referred to herein collectively as the “Junior Creditors” and each individually, as a “Junior Creditor”).

B. The Junior Creditors have entered into that certain Subordination and Intercreditor Agreement dated as of January 31, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”) with the Administrative Agent and the Existing Obligor.

C. Pursuant to the terms of the Subordination Agreement, each New Obligor is required to join the Subordination Agreement.

NOW, THEREFORE, in accordance with the terms of the Subordination Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each New Obligor hereby agrees as follows:

1. Such New Obligor has received and reviewed a copy of the Subordination Agreement. Such New Obligor is and shall be an “Obligor” under the Subordination Agreement and agrees to be bound by the terms and provisions thereof as an “Obligor”. All references in the Subordination Agreement to the term “Borrower Agent” shall be deemed to refer to J.A.

Cosmetics and all references in the Subordination Agreement to the term “Borrower” or “Borrowers” shall be deemed to refer to or include, as applicable, J.A. Cosmetics and each New Obligor who joins the Senior Credit Agreement pursuant to a Joinder Agreement as a “Borrower”. All references in the Subordination Agreement to the term “Obligor” or “Obligors” shall be deemed to refer to or include, as applicable, each New Obligor.

2. Except as specifically modified hereby, all of the terms and conditions of the Subordination Agreement remain unchanged and are in full force and effect. Any reference to the Subordination Agreement contained in the Senior Credit Agreement, any other Senior Debt Document, the Note Purchase Agreement or any other Subordinated Debt Document shall be deemed a reference to the Subordination Agreement, as modified hereby.

3. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, AND THE NEW OBLIGORS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK, NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, AND THE NEW OBLIGORS ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS JOINDER.

4. This Joinder may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Joinder by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, this Joinder has been executed as of the date first above written.

NEW OBLIGORS:

J.A. COSMETICS US, INC., a Delaware corporation

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

JA COSMETICS RETAIL, INC., a New York corporation

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

JA 741 RETAIL CORP., a New York corporation

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

JA 139 FULTON STREET CORP., a New York corporation

By:	/s/ Frank Pisani
Name:	Frank Pisani
Title:	Chief Financial Officer

Acknowledged and accepted as of the

date first written above:

AGENT:

BANK OF MONTREAL,
as Administrative Agent

By:	/s/ Tara Cuprisin
Name:	Tara Cuprisin
Its:	Director

JUNIOR AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael M. Hopkins
Name:	Michael M. Hopkins
Its:	Vice President

JUNIOR CREDITORS:

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK CREDIT OPPORTUNITIES FUND, LP.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Managing Member of PennantPark Capital,
LLC, the general partner of PennantPark Credit
Opportunities Fund, Inc.

Acknowledged and accepted as of the date first written above:

J.A. COSMETICS HOLDINGS, INC.

By:	/s/ Frank Pisani
Name:	Frank Pisani
Its:	Vice President